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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2005


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)

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
              Maryland                               001-13417                              13-3950486
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    (State or Other Jurisdiction                     (Commission                           (IRS Employer
         of Incorporation)                           File Number)                       Identification No.)
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            200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (732) 548-0101


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS ITEM

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 4, 2005, Hanover Capital Mortgage Holdings, Inc. (the "Company") completed a private placement of $20 million of trust preferred securities (the "Securities") through Hanover Statutory Trust II (the "Trust"), a statutory trust formed by the Company for that purpose.

In connection with this issuance, the Company entered into a Purchase Agreement, dated November 4, 2005, among the Company, the Trust and Citigroup Global Markets Inc., and an Amended and Restated Declaration of Trust, dated November 4, 2005, among the Company and Wilmington Trust Company, as Delaware trustee and as institutional trustee, pursuant to which the Securities were issued. The Securities require quarterly distributions and bear interest at a fixed rate of 9.209% per annum for the first five years and thereafter at a variable rate which will reset quarterly at the three-month LIBOR rate plus 4.25% per annum. The Securities mature in 30 years and are redeemable, in whole or in part, without penalty, at the option of the Company after five years.

The proceeds from the sale of the Securities were used by the Trust to purchase from the Company $20,619,000 in aggregate principal amount of the Company's junior subordinated notes due 2035 (the "Notes").

The Notes were issued pursuant to an Indenture (the "Indenture"), dated November 4, 2005, by and between the Company and Wilmington Trust Company, as trustee. The Notes bear interest at a fixed rate of 9.209% for the first five years, after which the rate will reset quarterly at the three-month LIBOR rate plus 4.25% per annum, and are redeemable, in whole or in part, without penalty, at the option of the Company after five years. The interest payments on the Notes made by the Company will be used to pay the quarterly distributions payable by the Trust to the holders of the Securities.

A copy of the press release announcing the issuance of the Securities, dated November 10, 2005, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2005, the Company issued a press release announcing its financial results for the three months and nine months ended September 30, 2005. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this section of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto, with respect to the Company's results of operations only, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the description contained in Item 1.01 above, which is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     99.1   Press Release, dated November 10, 2005.

                          [signature on following page]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  November 10, 2005         By:   /s/ Harold F. McElraft
                                   ----------------------------------------
                                 Harold F. McElraft, Chief Financial Officer and
                                 Treasurer


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                                INDEX TO EXHIBITS

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EXHIBIT NO.                      DESCRIPTION
Exhibit 99.1                     Press Release, dated November 10, 2005.
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